BLACKROCK FUNDS III

BlackRock Disciplined International Fund

(the “Fund”)

Supplement dated May 20, 2016 to the Fund’s

Prospectus dated April 29, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview—Investment Manager” is deleted in its entirety and replaced with the following:

The Master Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Master Portfolio’s sub-advisers are BlackRock Fund Advisors and BlackRock International Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The section entitled “Fund Overview—Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Master Portfolio Since	Title
Raffaele Savi	2013	Managing Director of BlackRock, Inc.
Kevin Franklin	2013	Managing Director of BlackRock, Inc.
Richard Mathieson	2016	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management Team of the Fund/Master Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER PORTFOLIO

The Master Portfolio is managed by a team of financial professionals. Raffaele Savi, Kevin Franklin and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio management team.

The section entitled “Management of the Fund—BlackRock” is hereby revised as follows:

The fourth paragraph is deleted in its entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), a registered investment adviser organized in 1984, and BlackRock International Limited (“BIL,” and together with BFA, the “Sub-Advisers”), a registered investment adviser organized in 1995. BFA and BIL are affiliates of BlackRock. Under the Sub-Advisory Agreements, each Sub-Adviser acts as sub-adviser for a portion of the Master Portfolio’s portfolio. Pursuant to the Sub-Advisory Agreements, BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock with respect to that portion of the Master Portfolio’s portfolio. Each Sub-Adviser is responsible for the day-to-day management of a portion of the Master Portfolio’s portfolio.

The fifth paragraph is amended to add the following:

BIL is located at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, United Kingdom.

The sixth paragraph is amended to add the following:

A discussion regarding the basis for approval by the Trust’s Board of Trustees and MIP’s Board of Trustees of the Sub-Advisory Agreement between BlackRock and BIL will be available in the Fund’s semi-annual report for the period ending June 30, 2016.

The table in the section entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2013	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors (“BGI”) from 2007 to 2009; Principal at BGI from 2006 to 2007.
Kevin Franklin	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2013	Managing Director of BlackRock, Inc. since 2010; Head of Automated Trading at Marble Bar Asset Management from 2009 to 2010; Principal at BGI from 2005 to 2009.
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.

The section entitled “For More Information—Fund and Service Providers—Sub-Adviser” is amended to replace the heading with “Sub-Advisers” and add the following:

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

Shareholders should retain this Supplement for future reference.

PRO-DI-0516SUP